UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 26, 2021

RealNetworks, Inc.

(Exact name of registrant as specified in its charter)

Washington	001-37745	91-1628146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 First Avenue South, Suite 600

Seattle, Washington 98134

(Address of principal executive offices) (Zip code)

(206) 674-2700

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	RNWK	The NASDAQ Stock Market
Preferred Share Purchase Rights	RNWK	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

This financial information is preliminary, has been prepared by, and is the responsibility of, our management, and is subject to change in connection with the completion of the Company’s financial statements for the quarter ended March 31, 2021, and the year ended December 31, 2021, as well as the fiscal years ended December 31, 2022 and 2023. In addition, the Company’s independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to this unaudited preliminary financial information and does not express an opinion or any other form of assurance with respect thereto. Accordingly, you should not place undue reliance on this information. Additional information and disclosures would be required for a more complete understanding of the Company’s financial condition, liquidity and results of operations as of March 31, 2021, December 31, 2021, December 31, 2022, and December 31, 2023.

While RealNetworks, Inc. (the “Company” or “RealNetworks”) has not finalized its full financial results as of and for the quarter ended March 31, 2021, the Company expects to report total revenue for the three months ended March 31, 2021 to be between $15.7 million and $15.9 million, and expects to report that adjusted EBITDA loss will be an improvement over the Company’s first quarter 2020 adjusted EBITDA loss but a greater loss than the Company’s fourth quarter 2020 adjusted EBITDA loss.

In the Company’s Mobile Services segment, for the quarter ended March 31, 2021, it expects to report revenue from the SAFR business growing 160% and from the Kontxt business growing 10% compared to the prior-year quarter with increases from its growth businesses offsetting lower revenue from the ringback tones business. Moreover, the Company expects SAFR and Kontxt revenue as a percentage of Mobile Services revenue to grow to 29% for the first quarter of 2021. The Company expects to report revenue for the quarter ended March 31, 2021 from the Consumer Media segment and Games segment as being relatively flat when compared to the prior-year quarter. In the Games segment, the Company expects revenue growth quarter over quarter related to its free-to-play business to be offset by revenue declines in its classic games business.

Further, the Company expects full fiscal year 2021 revenue to be relatively flat when compared to revenue reported for the fiscal year ended December 31, 2020. The Company expects meaningful, double-digit revenue growth in fiscal year 2022 and fiscal year 2023 driven by the Company’s artificial intelligence-focused products, SAFR and Kontxt, as well as its Games business. The Company further expects that adjusted EBITDA losses for the full fiscal year 2021 will be greater than the full fiscal year 2020 adjusted EBITDA, as the Company invests in 2021 in its growth initiatives.

Adjusted EBITDA is a non-GAAP measure, which the Company calculates as GAAP net income (loss) including noncontrolling interests and excludes the impact of the following: interest income and interest expense; income tax expense; (gain) loss on equity and other investments, net; foreign currency (gain) loss; depreciation and amortization; fair value adjustments to contingent consideration liability; restructuring and other charges; and stock-based compensation.

Item 7.01 Regulation FD Disclosure.

Revenue from our SAFR business for the fiscal year ended December 31, 2020 grew by 169% over the prior year. SAFR’s total addressable market (TAM), based on a report by Memoori research, is estimated at a combined $27.2 billion for the access control and video surveillance markets in 2019 with projected compound annual growth rates (CAGR) of 8.5% and 13.3%, respectively, for the period from 2019 to 2024. Revenue from our Kontxt business for the fiscal year ended December 31, 2020 grew by 131% over the prior year. According to a report by Mordor Intelligence, Kontxt’s TAM was $10.7 billion in 2020 for the natural language processing market, with a projected CAGR of 26.8% for the period from 2021 to 2026. Our SAFR and Kontxt businesses are both accounted for within our Mobile Services segment. In fiscal year 2020, revenue from these two growth businesses comprised approximately 23% of total revenue for this segment, up from approximately 9% in the prior fiscal year. In 2019, based on the mobile gaming market, the GameHouse Original Stories’ TAM was $68.5 billion based on management estimates on industry data, with a projected CAGR of 11.3% from 2020 to 2022. In the last five years, our mobile games sales, including both our traditional mobile game subscriptions and free-to-play games, has had a 24% CAGR.

Item 8.01 Other Events.

On April 26, 2021, the Company issued a press release announcing the commencement of an underwritten public offering of its common stock (the “Offering”), made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-254808). A copy of the press release announcing the commencement of the Offering is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

This Current Report on Form 8-K, including the exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, which is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated April 26, 2021

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to the Company’s first quarter 2021 financial results, statements relating to expectations regarding our future growth, profitability and market position; projections, estimates and targets; our financial condition and liquidity; our business strategies, strategic focus and initiatives; our product plans and agreements with partners; and future product performance. While the Company believes its plans, intentions and expectations reflected in any forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, including the information discussed under the captions “Item 1 Business,” “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as the Company’s various other filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.

By:	/s/ Michael Parham
Michael Parham
Senior Vice President, General Counsel and Corporate Secretary

Dated: April 26, 2021